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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         KNOWN ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Richard Siskind and Neil Fox, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead in any and all capacities, to sign the Annual Report on Form 10-K of Stage II Apparel Corp. for the year ended December 31, 1999 (the "Report") and any amendments thereto, and to file same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done to comply with the provisions of the Securities Exchange Act of 1934, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.


Dated:  March 28, 2000



                                 /s/ RICHARD SISKIND
                                 ---------------------------------------
                                 Richard Siskind


                                 /s/ ROBERT GREENBERG
                                 ---------------------------------------
                                 Robert Greenberg


                                 /s/ BARRY FERTEL
                                 ---------------------------------------
                                 Barry Fertel


                                 /s/ BEVERLY ROSEMAN
                                 ---------------------------------------
                                 Beverly Roseman


                                 /s/ JON SISKIND
                                 ---------------------------------------
                                 Jon Siskind


                                 /s/ NEIL FOX
                                 ---------------------------------------
                                 Neil Fox